SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 13, 2005
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                         HARBOR FLORIDA BANCSHARES, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware               000-22817                      65-0813766
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(State or other jurisdiction      (Commission              (IRS Employer
        of incorporation)         File Number)          Identification No.)


                   100 S. Second Street, Fort Pierce, FL 34950
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         (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code (772) 461-2414
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[    ] Written communications  pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[    ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

[    ] Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
       Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
       Exchange Act (17 CFR 240.13e-4(c))

  Item 1.01       Entry into a Material Definitive Agreement

     Harbor Federal Bank President and CEO Mike Brown announced the appointment of Randall A. Ezell as Senior Vice President with primary responsibilities for Deposit Products, Bank Secrecy, Training and Fixed Annuity Sales. Mr. Ezell, 53, has extensive experience in the areas of lending, credit, compliance, accounting and finance with financial institutions located in St. Lucie County and in south Florida. Most recently, Mr. Ezell served as President and CEO of Enterprise National Bank of Palm Beach, a mid-size business bank.

     In connection with Mr Ezell's appointment, the Company, on May 13, 2005, through its wholly-owned subsidiary, Harbor Federal Savings Bank, entered into a Change of Control and Non-Compete Agreement with Mr. Ezell. The Agreement covers from May 9, 2005 and principal provisions include the following: (i) an initial term of agreement to continue for a period of two (2) years, eleven (11) months and ten (10) days, (ii) termination benefits following a change in control of one (1) times annual salary and benefits, (iii) a non-compete period of one (1) year, and (iv) an election of payment to comply with the Section 409(a) Deferred Compensation Rules.

     The Change of Control and Non-Compete Agreement is attached as Exhibit 99.




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:        May 17, 2005          HARBOR FLORIDA BANCSHARES,
                                      INC., Registrant


                                    By:     /s/
                                            ------------------------------------
                                            Name:  H. Michael Callahan
                                            Title:  Senior Vice President and
                                            Chief Financial Officer


Exhibit No.                Description

99   Change of Control and Non-Compete Agreement dated May 13, 2005